                                                                    EXHIBIT 31.2

I,  Theodore C. Miller,  Senior Vice  President,  Corporate  Secretary and Chief
Financial Officer of UTG, Inc., certify that:

I have reviewed this quarterly report on Form 10-Q of the registrant, UTG, Inc.;

Based on my  knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial statements, and other financial information included in this report,  fairly present in all material  respects the financial condition,  results of  operations  and cash flows of the  registrant as of, and for, the periods presented in this report;

The  registrant's  other  certifying   officer(s)  and  I  are  responsible  for
establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a.   Designed such disclosure controls and procedures, or caused such disclosure controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating  to  the  registrant,  including  its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

b.   Evaluated the  effectiveness  of the registrant's  disclosure  controls and
     procedures  and  presented  in  this  report  our  conclusions   about  the
     effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

c.   Disclosed in this report any change in the  registrant's  internal  control over financial  reporting that occurred during the registrant's most recent fiscal  quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is reasonably  likely to
     materially  affect,  the  registrant's   internal  control  over  financial
     reporting; and

The registrant's other certifying officer(s) and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

a.   All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the  registrant's  ability to record,  process, summarize and report financial information ; and

b.   Any fraud,  whether or not  material,  that  involves  management  or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date:   August 9, 2005                                        By  /s/ Theodore C. Miller

                                                                  Senior Vice President, Corporate Secretary and
                                                                  Chief Financial Officer